Exhibit 10.9

Iridium NEXT Support Services Agreement

Iridium NEXT Support Services Agreement

No. IS-10-019

between

Iridium Satellite LLC

(“Iridium”)

and

The Boeing Company

(“Seller”)

for

Support Services

for Iridium NEXT

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REQUEST. OMISSIONS ARE DESIGNATED [***. . .***]. A COMPLETE VERSION OF THIS EXHIBIT

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Execution Version	Iridium Confidential & Proprietary

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i

PREAMBLE

This Iridium NEXT Support Services Agreement, dated as of May 28, 2010, (including as amended, modified or supplemented from time to time hereafter, this “Agreement”) is entered into between Iridium Satellite LLC (hereinafter referred to as “Iridium”), a Delaware limited liability company, with offices located at 2030 East ASU Circle, Tempe, Arizona 85284, and The Boeing Company, a Delaware corporation, with offices located at 13100 Space Center Boulevard, Houston, Texas 77059 (hereinafter referred to as “Seller”). In this Agreement, Iridium and Seller shall each be referred to individually as “Party” and collectively as the “Parties.”

PURPOSE

The purpose of this Agreement is to establish the terms and conditions under which Seller will supply Deliverables (defined below) to Iridium in support of NEXT (defined below). Authorization of Deliverables hereunder will be accomplished by means of separate Task Orders (defined below).

In consideration of the foregoing, and the mutual promises contained herein, the Parties agree as follows:

DEFINITIONS

As used in this Agreement, the following terms shall have the meanings specified below. Capitalized terms used in this Agreement that are not defined in this Article, but which are defined in the Annexes, shall have the meaning specified in the Annexes.

“Acceptance Cure Period” has the definition specified in Article 6.1.3.

“Affiliate” means, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity.

“Associate Contractor” means the contractor(s) designated by Iridium from time to time for the development, delivery, operation and maintenance of NEXT.

“Background Intellectual Property” has the definition specified in Article 9.2.1.

“Block 1” means the complete, integrated, satellite-based, digitally-switched communications system currently operated by Iridium or one or more Affiliates of Iridium as of the Effective Date. This term refers collectively to the Block 1 Space Segment, Block 1 System Control Segment, and Block 1 Gateways, Teleport Network, and TSC and expressly includes

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enhancements and additions to the Gateways and its evolution as required to support continuing Block 1 operations. Block 1 expressly excludes any element of NEXT, including modification to system elements in support of NEXT, the NEXT Space Segment, the NEXT System Control Segment, the NEXT Gateways, and the NEXT Teleport Network.

“Block 1 O&M Contract” means the Amended and Restated Contract, Boeing No. BSC-2000-001, between Iridium Constellation LLC and The Boeing Company for Transition, Operations and Maintenance, Engineering Services, and Re-Orbit of the Iridium Communication System, dated May 28, 2010, as amended from time to time.

“Claims” means any and all actions, causes of action, liabilities, claims, suits, judgments, liens, awards and damages of any kind and nature whatsoever.

“Confidential Information” means all (a) confidential, proprietary and/or trade secret information and (b) tangible items and software containing, conveying or embodying such information. Nothing shall be construed as Confidential Information which is: (i) published or otherwise becomes available to the public other than by breach of this Agreement; (ii) rightly received by one Party hereunder from a third party without confidential limitation; (iii) already known by the receiving Party; (iv) independently developed by the receiving Party without use of the disclosed information or breach of this Agreement; or (v) approved for release by the providing Party without confidential limitation.

“Control” and its derivatives means, with regard to any entity, the legal, beneficial, or equitable ownership, directly or indirectly, of fifty percent (50%) or more of such entity’s capital stock (or other ownership interest, if not a corporation) ordinarily having voting rights.

“DCAA” has the definition specified in Article 3.1.1.

“Deliverables” means Task-Ordered Engineering Services, Task-Ordered O&M Services, Intellectual Property, hardware, software or other information, data, and technology prepared or procured by Seller pursuant to this Agreement or any related Task Orders or otherwise.

“Field Office Rates” means rates included in the Rate Tables that do not include the cost of Seller’s facilities.

“Foreground Intellectual Property” has the definition specified in Article 9.2.2.

“FSD Agreement” means the Full Scale System Development Contract, No. IS-10-021, between Iridium Satellite LLC and Thales Alenia Space France for the Iridium NEXT System, dated June 1, 2010.

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“Gateways” means any and all ground based facilities utilized for subscriber provisioning and billing information functions, call processing operations, and the connection of a subscriber communication through the Public Switched Telephone Network (PSTN), Public Data Network (PDN, Multiprotocal Label Switching (MPLS) or Virtual Private Network (VPN).

“General and Administrative Cost” or “G&A” means management, financial, and other expense incurred by or allocated to Seller and which is for the general management and administration of Seller as a whole as further defined in Seller’s Accounting Disclosure Statement.

“Intellectual Property” or “IP” means all common law and statutory forms of intellectual property, including patents, patent applications, copyrights, industrial designs, trademarks and service marks (and all goodwill associated with the foregoing), database rights, design rights (whether registered or not), trade secrets, mask work rights, data rights, moral rights, and similar rights existing from time to time under the intellectual property laws of the United States, any state or foreign jurisdiction, or international treaty regime.

“Intellectual Property Rights” or “IPR” means rights pertaining to Intellectual Property.

“Iridium Audit Rights” means the audit rights described in Article 3.2.2.

“Losses” mean all losses, liabilities, claims, damages or expenses (including reasonable legal fees and expenses).

“Mission Operations” means The Boeing Company organization which shall perform the Task Orders contemplated herein.

“Minimum Service Levels” means the minimum required service levels to be defined by Iridium and mutually agreed by the Parties in the applicable Task Orders based on parameters and metrics deemed significant to Iridium’s communication services to the extent that such service levels are driven solely by Seller’s performance.

“NEXT” means the new, updated or enhanced satellites of a Space Segment and, upon written notice from time to time to Seller from Iridium, such new, updated or enhanced ground elements (including the Serviced Facilities and System Control Segment as well as Gateways and Teleport Network) and such ground elements redeployed from Block 1, and their related software and equipment, deployed in connection with Iridium’s and/or its Affiliates’ proposed second generation complete, integrated, satellite-based, digitally switched communication system. NEXT does not include Bock 1, except such ground elements redeployed from Block 1, and their related software and equipment, which have been designated as an element of NEXT pursuant to Iridium’s notice to Seller.

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“NEXT Useful Life” means the useful life of NEXT as measured by the ability of NEXT to function as a global communication system as determined by Iridium within the complement of sixty-six (66) or fewer low earth orbit operational satellites.

“Non-Field Office Rates” means rates included in the Rate Tables that do include the cost of Seller’s facilities.

“NTE Price” means the total not-to-exceed funding amount set forth in each Task Order issued under this Agreement.

“Prime Vendor” means Thales Alenia Space France who will: (i) provide the end-to-end network architecture, system engineering, integration, and testing for NEXT; and (ii) design, construct and deploy the Space Segment of NEXT.

“Seller Labor Category” means Seller’s labor categories set forth in Annex A, Labor Category Descriptions, attached hereto.

“Seller’s Accounting Disclosure Statement” means Seller’s written description of its cost accounting practices and procedures submitted to the U.S. Government as required by 48 CFR, Subpart 9903.202-5.

“Serviced Facilities” mean the SNOC and TSC.

“SNOC” means the Satellite Network Operations Center (and/or such other facilities designated by Iridium) for the implementation of network operations services and other related Deliverables contemplated by this Agreement.

“SNOC NEXT System Control Software” means the software capability which will reside at the SNOC and be used to plan and control resources applicable to the Iridium NEXT Space Segment and teleports.

“Space Segment” means that part of a satellite system consisting solely of satellites in low earth orbit.

“System Control Segment” refers to the equipment and facilities used to manage and control the individual satellites of a Space Segment, and the communications links of a satellite constellation.

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE

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“Task Order” means written orders issued pursuant to the terms of this Agreement which describes the requirements, Deliverables, rates, special terms and conditions and other Deliverables as agreed to by the Parties.

“Task-Ordered Engineering Services” has the definition specified in Article 2.1.3.

“Task-Ordered O&M Services” has the definition specified in Article 2.1.2.

“Teleport Network” means the geographically diverse collection of feederlink terminals connected using high availability ground communications to provide multiple access points among and between the NEXT Space Segment, the NEXT System Control Segment, Gateways and Block 1.

“Terms” has the definition specified in Article 14.1.3(a).

“TSC” means the Technical Support Center (and/or such other facilities designated by Iridium), which provides maintenance support comprised of technical experts, laboratory facilities, and system test bed facilities.

TERMS AND CONDITIONS

ARTICLE 1: TERM

This Agreement shall be effective as of May 28, 2010 (“Effective Date”) and will continue during the duration of the NEXT Useful Life (“Term”).

ARTICLE 2: SCOPE OF WORK

2.1 Services. Pursuant to this Agreement, during the Term, Iridium will purchase from Seller and Seller will sell to Iridium the following services which shall be performed in accordance with the requirements specified in this Article 2 and all other terms and conditions of this Agreement, and as set forth in Task Orders issued hereunder.

2.1.1 Task-Ordered Services. The Deliverables described in Articles 2.1.2 (Task-Ordered O&M Services) and 2.1.3 (Task-Ordered Engineering Services) below shall be authorized by means of separate Task Orders. The Parties intend that each Task Order will be governed by the terms and conditions of this Agreement, except those terms and conditions set forth in a specific Task Order and designated therein as taking precedence over this Agreement. Any changes or amendments to Task Orders must be provided in writing and executed by both Parties as provided in Article 11 (Change). Task Orders will provide at a minimum: (i) Task Order Number; (ii) scope of work and technical

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requirements, including if applicable type, quantity and description of Deliverables ordered; (iii) Deliverables, if any; (iv) acceptance criteria, if any; (v) performance period; (vi) key personnel; (vii) required Iridium furnished items or data (if applicable); (viii) Task Order NTE Price; (ix) authorized labor hours by labor category and applicable labor rate; (x) special provisions (if applicable); and (xi) mutual approval by authorized representatives of the Parties.

2.1.2 Task-Ordered O&M Services. Seller shall perform “Task-Ordered O&M Services”, which consists of the following, which shall be further defined in specific Task Orders from time-to-time:

(a)	NEXT Space Segment and network operations consisting of real time operation of the NEXT Space Segment, real time satellite monitoring, mission planning, telemetry trending and anomaly identification and recovery;

(b)	NEXT Gateway Tier 2 support (support to Iridium operations) and, in certain cases, as determined by Iridium, Tier 3 (provision of software fixes) support for gateway fault and anomaly resolution;

(c)	NEXT System analysis consisting of system service monitoring and system performance analysis;

(d)	NEXT TSC and SNOC operations and maintenance (excluding maintenance of Prime Vendor equipment) consisting of operating and maintaining the equipment as well as maintaining the hardware and software configuration and associated procedures; and

(e)	NEXT system integration and testing consisting of end-to-end system verification of new services in the TSC and when deployed (it being understood that none of the activities contemplated by this Article 2.1.2(e) shall be performed or provided by Seller until directed to do so by Iridium). The provisions of this Article 2.1.2(e) do not apply to the system integration and engineering responsibilities assigned by Iridium to the Prime Vendor.

Seller shall [***…***]. Task-Ordered O&M Services shall not include maintenance of Associate Contractor equipment and equivalent tasks performed by Associate Contractors for Block 1.

2.1.3 Task-Ordered Engineering Services. From time to time, Iridium may elect to direct Seller, pursuant to a Task Order, to perform certain engineering activities which are

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outside the scope of the Task-Ordered O&M Services, but which pertain to NEXT (“Task-Ordered Engineering Services”). These Task Orders may include, but are not limited to, the upgrade and revision of the SNOC NEXT System Control Software. Except for the [***…***].

2.1.4 Key Personnel. The successful performance of the Task-Ordered O&M Services and Task-Ordered Engineering Services is dependent upon the skills, experience and retention of the Seller personnel assigned to these efforts and all Seller personnel assigned for direct charge to such Services are hereby designated as “Key Personnel.”

2.1.4.1 Lisitng of Key Personnel. Seller shall provide a list of Key Personnel to Iridium who are deemed critical to Seller’s successful performance of such Services as part of each Task Order for Task-Ordered O&M Services or Task-Ordered Engineering Services. This listing of Key Personnel shall be maintained current by Seller and provided to Iridium from time to time on a schedule as agreed upon by the Parties and, in any event, when Key Personnel are changed.

2.1.4.2 Assignment or Reassignment of Key Personnel. Seller shall not assign or reassign Key Personnel without the prior notification of Iridium. When Seller desires to assign new Seller personnel as Key Personnel, Seller shall provide reasonable notice to Iridium of the proposed assignment and provide resume information for such personnel and justification that such new personnel offer generally equivalent and suitable capabilities compared to Key Personnel previously approved under the Agreement. For the purposes of this Article, Seller personnel shall include personnel subcontracted by Seller to perform direct labor under this Agreement.

2.1.4.3 Qualification of Key Personnel. Seller shall ensure that all Seller personnel (including subcontractor personnel) are fully qualified and possess all the skills necessary to perform the Task-Ordered O&M Services and Task-Ordered Engineering Services, as the case may be. If Iridium in good faith determines that the continued assignment of any Seller personnel is not in Iridium’s best interest, then Iridium shall provide Seller written notice to that effect requesting that such personnel be replaced. Promptly after receipt of such request, Seller shall investigate the matters stated in the request and discuss its findings with Iridium. If Iridium continues to request replacement of such Seller personnel, Seller shall replace such Seller personnel with an individual satisfactory to Iridium consistent with applicable law and Seller’s policies and procedures.

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2.2 Task Order NTE Prices. Iridium shall establish a NTE Price for each Task Order. Seller agrees to use commercially reasonable efforts to perform the work specified within a Task Order within such NTE Price, however, nothing in this Agreement or in any Task Order shall be deemed to be, or interpreted as, a firm commitment by Seller to complete all efforts within a Task Order at or under the Task Order NTE Price. Iridium will not be obligated to pay Seller any amount in excess of the NTE Price in a Task Order, and Seller shall not be obligated to continue performance if to do so would exceed the NTE Price set forth in a Task Order, unless and until Iridium notifies Seller in writing that the NTE Price has been increased and specifies in the notice a revised NTE Price that shall constitute the NTE Price for performance under the Task Order.

2.3 Block 1 and NEXT Life Cycle [***. . .***]. The Parties will use reasonable efforts to [***…***]. It is not an express obligation of either Party to [***…***].

2.4	[***. . .***]. Notwithstanding any other provision of this Agreement, [***…***].

2.5	Iridium-Furnished Facilities, Equipment, and Technology.

2.5.1 Iridium shall make available to Seller facilities and equipment that are necessary to enable Seller to accomplish the Task Orders issued pursuant to this Agreement, so that Seller may perform the Deliverables required under this Agreement. Any new facilities and/or equipment needed by Seller shall be identified in the applicable Task Order. Notwithstanding the fact that Iridium may request Seller to purchase such new equipment on behalf of Iridium in a Task Order, the Parties agree that Iridium shall own and hold title to any such new equipment purchased on its behalf. Seller has no obligation under this Agreement to provide any facilities or equipment.

2.5.2 Title and risk of loss or damage to Iridium-furnished facilities, equipment and information shall remain with Iridium and shall not pass to Seller (but without limiting Seller’s indemnification obligation in Article 10.1), and the Iridium furnished facilities and equipment shall not be used other than for the purposes of this Agreement without the prior written approval of Iridium.

2.5.3 In the event that any Iridium-furnished equipment is found to be deficient, damaged or unserviceable when delivered or otherwise made available to Seller, or becomes lost or unserviceable due to reasons other than willful misconduct or gross negligence on the part of Seller, or becomes deficient, damaged or unserviceable during normal and proper use while in the physical custody of Seller, and such deficiency, damage or unserviceability is reported in writing to Iridium as soon as practicable after the deficiency, damage, or unserviceability has been discovered by Seller, then Iridium, at

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its sole discretion, shall arrange for repair, replacement or modifications as appropriate at no cost to Seller. Iridium shall arrange for repair, replacement or modification at its discretion after such consultation with Seller as is required to minimize any adverse effects on the performance of this Agreement.

2.5.4. Except as may be provided in a Task Order, Iridium shall make available to Seller the Intellectual Property, data, and other information owned or available to Iridium that are necessary to enable Seller to accomplish the Task Orders issued pursuant to this Agreement in a usable format. Seller will use the foregoing only for the purpose of performing under this Agreement and in compliance with any nondisclosure or other restrictions to which the use of the foregoing is subject of which Seller has notice. Except as may be provided in Task Orders, Seller has no obligation under this Agreement to provide any Intellectual Property, data or other information.

2.5.5 Except as may be provided in Task Orders, if Iridium elects to purchase third party software and hardware maintenance, Iridium agrees to make available, at Iridium’s expense, such agreements to support Seller’s performance of the Task Orders issued pursuant to this Agreement.

2.6 Associate Contractor Relations. Seller will not enter into agreements with any Associate Contractor relating to NEXT without the prior written approval of Iridium. Without limiting the foregoing, Seller will provide to Iridium the contract value and actual payments made to Seller by such Associate Contractor, names of Seller Block 1 personnel who will support such agreements, and statement(s) of work for such relationships, provided that such Associate Contractor(s) has agreed that Seller may provide such information to Iridium. Seller shall include the foregoing disclosure requirements in any agreement it enters into with an Associate Contractor in support of NEXT.

ARTICLE 3: PRICES

3.1 Costs.

3.1.1 Time & Material Hourly Rates. Seller shall provide the Deliverables at the prices or rates as set forth in each Task Order issued hereunder. Prices for individual Task Orders shall be established on a time and materials basis. The Time & Material Hourly Rates as of the Effective Date for each direct labor hour, which includes [***…***]. (the “T&M Hourly Rate”), are specified by Seller Labor Category in the table below for Field Office and Non-Field Office personnel. The T&M Hourly Rates for 2010 have been mutually agreed upon by the Parties as of the Effective Date and are specified in the table below. The T&M Hourly Rates shall be subject to adjustment on an annual basis. For 2011 and beyond, Seller shall submit the applicable T&M Hourly Rates for each Seller

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Labor Category identified below by no later than March 30 of each year; such rates shall become effective March 1 of each year. The T&M Hourly Rates shall be calculated using [***…***]:

1. [***…***];

2. [***…***];

3. [***…***];

4. [***…***];

5. [***…***]; and

6. [***…***].

[***…***].

Task-Ordered Services T&M Hourly Rates
			Field Office	Non-Field Office*
Rate ID	Seller Labor Category	Labor Category Description	2010	2010

1	[***…***]	See Annex A	$[***…***]	TBD

2	[***…***]	See Annex A	$[***…***]	TBD

3	[***…***]	See Annex A	$[***…***]	TBD

4	[***…***]	See Annex A	$[***…***]	TBD

5	[***…***]	See Annex A	$[***…***]	TBD

6	[***…***]	See Annex A	$[***…***]	TBD

7	[***…***]	See Annex A	$[***…***]	TBD

8	[***…***]	See Annex A	$[***…***]	TBD

9	[***…***]	See Annex A	$[***…***]	TBD

10	[***…***]	See Annex A	$[***…***]	TBD

11	[***…***]	See Annex A	$[***…***]	TBD

12	[***…***]	See Annex A	$[***…***]	TBD

*	Insufficient base to compute rates for Non Field Office exists at the Effective Date. Rates shall be provided once base is established.

3.1.2 Materials. Seller shall not purchase materials in support of the Task-Ordered Services, except as otherwise requested by Iridium and agreed by the Parties in a Task Order. All materials required in a Task Order shall be purchased by, and be the property of, Iridium, unless otherwise agreed by the Parties. Seller shall bear no liability for non- performance if non-performance is due to Iridium’s failure to provide material as mutually agreed in a Task Order.

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3.1.3 Other Direct Costs. Travel expenses incurred by Seller in performance of the Task-Ordered Services shall be invoiced at actual costs, but in no event shall travel and similar expenses exceed those provided for in the travel and per diem guidelines published by the General Services Administration. No element of profit shall be charged on any of the foregoing.

3.2 Rate Certification and Iridium Audit Rights.

3.2.1 Rate Certification. Seller shall provide, with its annual T&M Hourly Rates and as otherwise reasonably requested by Iridium, certification that Seller’s T&M Hourly Rates were established in accordance with Article 3.1.1 above.

3.2.2 Iridium Audit Rights. Seller shall keep complete, true and accurate books of account and records pursuant to its standard accounting system for the purpose of demonstrating Seller’s compliance with the provisions of Article 3.1.1. Seller will keep such books and records at Seller’s principal place of business for [***…***] years following the end of the calendar quarter to which they pertain and make them available at all reasonable times for audit to be performed by a reputable and industry recognized independent certified public accounting firm designated by Iridium and reasonably agreed to by Seller. Any such audits will be at the expense of Iridium unless the audit shows that Seller has overcharged amounts due hereunder by more than [***…***] during the audited period. In such case, the certified public accounting firm’s customary and reasonable audit fees shall be paid by Seller. Seller will pay Iridium the full amount of any overpayment within [***…***] days after the date of receipt of an invoice from the Iridium indicating an overpayment, together with interest at the rate of [***…***], compounded annually, from the date such payment was made. The independent auditor will be directed to report the basis for its findings, and the independent auditor’s findings will be binding upon Iridium and Seller.

ARTICLE 4: TAXES

All applicable taxes will be borne by [***…***].

ARTICLE 5: INVOICES AND PAYMENTS

5.1 Notification of Funding Issues. Task Orders are established on a time and materials basis and are intended to be performed at the NTE Price specified in such Task Order. Seller agrees to

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use commercially reasonable efforts to perform the work specified in the Task Order within such funding allotted. If at any time Seller has reason to believe that the hourly rate payments and material costs which will accrue in the performance of the Task Order in the next succeeding [***…***] days, when added to all other payments and costs previously accrued, will exceed [***…***] of the funding allotted in the Task Order, Seller shall immediately notify Iridium to that effect and will provide Iridium with a revised estimate of the total price for the performance of the Task Order, together with supporting reasons and documentation.

5.2 Task-Ordered Services Invoicing Requirements.

5.2.1 Within [***…***] business days following the end of each calendar month, Seller shall provide to Iridium a written, non-binding estimate of the amount to be invoiced by Seller for each such calendar month, broken down by Task Order, labor category, and type of expense (e.g., expense, capital or R&D). Thereafter, within [***…***] business days following the end of each such calendar month, Seller shall submit a single invoice, including supporting information for each Task Order to be prepared in accordance with this Article 5.2, to Iridium.

5.2.2 Seller’s invoices for Task-Ordered Services shall identify the Task Order for which the Deliverables were delivered and shall include dates of performance, number of hours worked by labor category, hourly rate, total labor cost (hours x rate) and any other direct costs with supporting documentation. All invoices will be certified as accurate by an appropriately authorized Seller employee.

5.2.3 If, after receipt of an invoice, Iridium believes a billing error has occurred, Iridium shall provide to Seller evidence of such error. If, after investigation, Seller agrees that there is a billing error, Seller shall submit a corrected invoice to Iridium. If Seller disagrees, the Parties shall negotiate in good faith to resolve the disagreement. Any billing disagreements not satisfactorily resolved by the Parties shall be subject to the Iridium Audit Rights provided for in Article 3.2.2. Iridium shall provide Seller written notification [***…***] days prior to the initiation of any such audit. Seller will not terminate or suspend services during the resolution of any billing dispute.

5.3 No Waiver. Payments made under this Agreement shall not waive any rights, either expressed or implied, as may exist as part of this Agreement.

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5.4 Terms of Payment. Payment shall be made by Iridium within [***…***] days after Iridium’s receipt of Seller’s good and proper invoice. Iridium will make all payments to Seller by unconditional wire transfer of immediately available funds as follows.

Account# [***…***]

[***…***]

New York, NY

ABA Routing# [***…***]

Swift Code: [***…***]

5.5 Invoicing Instructions. All invoices and supporting payment documents shall be clearly marked with the applicable Task Order and shall be sent to the following address for payment:

Iridium Constellation LLC

c/o Iridium Satellite LLC

Attn: Accounts Payable

[***…***]

ARTICLE 6: ACCEPTANCE AND INSPECTION

6.1 Acceptance.

6.1.1 Acceptance of Deliverables provided pursuant to a Task Order issued under this Agreement shall occur following: (a) Iridium’s receipt of all Deliverables specified in such Task Order; (b) Seller’s completion of acceptance tests in accordance with Iridium-approved acceptance test plans and procedures with all discrepancies resolved (if acceptance test of a Deliverable product is applicable to the Task Order); and (c) upon Iridium’s verification that such Deliverables are in conformance with the requirements of the Task Order. Acceptance shall be deemed to have occurred if Iridium has not otherwise notified Seller in writing of any deficiencies in the Deliverable(s) within [***…***] days following the completion of acceptance of the Deliverables under such Task Order.

6.1.2 In the event any Deliverable provided by Seller to Iridium fails to achieve acceptance, is defective in material or workmanship, or is otherwise not in conformance with the requirements of the Task Order, Iridium may reject by written notice to Seller the Deliverable(s) and require Seller to perform correction, replacement, or re-performance of the Deliverable(s). If Seller performs correction, replacement, or reperformance of the Deliverable(s), Seller shall be entitled to reimbursement of costs in accordance with Article 3.1.

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6.1.3 Notwithstanding the above, if, acceptance is not achieved on the date specified and after having received notice of such failure from Iridium, Seller shall have [***…***] days (or such longer time as mutually agreed by the Parties) (“Acceptance Cure Period”) to remedy the failure. If Seller fails to achieve acceptance for the affected Task Order within the Acceptance Cure Period, Seller shall lose its exclusive provider rights to provide Deliverables for such affected Task or sub-task, including Seller’s rights set forth under Article 2.4, and Iridium shall have the right to amend the applicable Task Order to remove the sub-task associated with such Deliverable under the Task Order for the remainder of the then-current annual period and for all future annual periods during the Term and have such sub-task be performed by a third party. However, nothing in the preceding sentence shall relieve Seller of its obligations under Article 6.1 to complete the delivery of Deliverables or comply with the acceptance criteria applicable to Deliverables in accordance with the acceptance requirements stated in Article 6.1.

6.2 Inspection.

6.2.1 Seller shall provide and maintain an inspection system acceptable to Iridium covering the material, fabricating methods, and maintaining processes for services and Deliverables as specified in Task Orders under this Agreement. Complete records of all inspection work performed by Seller shall be maintained and made available to Iridium during contract performance.

6.2.2 Iridium reserves the right to inspect and test all materials furnished and processes for services performed and Deliverables provided under this Agreement, to the extent practicable at all places and times where Seller or any subcontractor of Seller are engaged in performance under this Agreement, during the period of such performance. Iridium shall perform inspections and tests in a manner that will not unduly interfere with Seller’s performance under this Agreement. If Iridium performs an inspection or a test on the premises of Seller or a subcontractor, Seller shall furnish and shall require subcontractors to furnish all reasonable facilities and assistance for the safe and convenient performance of these duties.

ARTICLE 7: LIMITED WARRANTY

7.1 Limited Performance Warranty.

7.1.1 Services Warranty. Seller represents and warrants that, for a period of [***…***], including but not limited to the performance of Task-Ordered Engineering Services and Task-Ordered O&M Services, including all Task-Ordered Services involving software development, under any Task Order shall be: (i) in compliance with

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the requirements of the Task Order; and (ii) conducted in a skillful and workmanlike manner in accordance with the standards, practices, methods, and procedures ordinarily expected from a skilled and experienced provider of satellite operations and maintenance services and associated engineering and software development services. Such Deliverables shall be in compliance with the Minimum Service Levels for the applicable Task order.

7.1.2 Software Warranty.

7.1.2.1 Seller represents and warrants that, for a period of [***…***] in the performance of any Task Order will conform to the design and specifications and to drawings, samples or other descriptions referred to in this Agreement and any Task Order and, to the extent that Seller knows or has reason to know of the purpose for which the Deliverables are intended, will be fit and sufficient for such purpose.

7.1.2.2 For any software developed or delivered in the performance of any Task Order other than as set forth in Article 7.1.2.1, Seller represents and warrants that, for a period of [***…***], such software will conform to the design and specifications and to drawings, samples or other descriptions referred to in this Agreement and any Task Order and, to the extent that Seller knows or has reason to know of the purpose for which the Deliverables are intended, will be fit and sufficient for such purpose.

7.1.2.3 Seller further represents and warrants that, (i) all software developed or delivered hereunder is free of viruses or similar items as verified by testing such software using commercially reasonable anti-viral software; (ii) it will not introduce into any delivered software, without Iridium’s prior written approval, any code that would have the effect of disabling or otherwise shutting down all or any portion of the delivered software or any other software, computer or technology of Iridium; and (iii) it will not seek to gain access to the Deliverables through any special programming devices or methods, including trapdoors or backdoors, to bypass, without Iridium’s prior written approval, any Iridium security measures protecting the Deliverables.

7.1.3 Failure to Comply with Warranties. If Seller is not in compliance with the foregoing warranties in Article 7.1.1 or 7.1.2 during or after the time for completion of any Task Order and upon notification by Iridium of such non-compliance, Seller shall correct the deficiencies in-place or re-perform the Task Order within an incremental period of time not to exceed [***…***] days (or such longer period of time as mutually

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agreed by the Parties) (the “Warranty Cure Period”) Seller shall be entitled to reimbursement of costs (including profit) for such correction or re-performance in accordance with Article 3.1. If Seller fails to achieve compliance for the affected Task Order within the Warranty Cure Period, Seller shall lose its exclusive provider rights for such affected Task or sub-task including any rights set forth under Article 2.4, and Iridium shall have the right to delete the sub-task associated with such Deliverable under the Task Order for the remainder of the then-current annual period and for all future annual periods and have such sub-task be performed by a third party.

7.1.4 Fraud and Willful Misconduct. Iridium may, at any time beyond the warranty period set forth above, require Seller to remedy by correction or reperformance, without cost to Iridium, any failure by Seller to comply with the requirements of this Article, if the failure is due to fraud or willful misconduct on the part of Seller.

7.2 EXCLUSION. THE WARRANTIES SET FORTH IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES OR CONDITIONS, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, WARRANTIES OF CONDITIONS OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OR TRADE.

ARTICLE 8. RESERVED

ARTICLE 9: CONFIDENTIALITY, SECURITY, AND INTELLECTUAL PROPERTY

9.1 Confidential Information.

9.1.1 Transmittal of Confidential Information. The receiving Party agrees to maintain the confidentiality of the disclosing Party’s Confidential Information and not disclose such information to any third party, except as authorized by the disclosing Party in writing, for a period of [***…***] years from the date of the respective disclosure by the disclosing Party.

9.1.2 Use of Confidential Information. The receiving Party shall use Confidential Information of the disclosing Party only for accomplishing the purposes of this Agreement and for no other purpose.

9.1.3 Protection of Confidential Information. The receiving Party agrees to restrict disclosure of the disclosing Party’s Confidential Information to its employees or agents who have a “need to know” and to subcontractors who have a “need to know” and who

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have executed an agreement not to disclose such information. The receiving Party agrees that such Confidential Information shall be handled with the same degree of care which the receiving Party applies to its own Confidential Information, but in no event with less than reasonable care. Such obligations include informing its employees, agents and subcontractors who handle such information that it is Confidential Information and not to be disclosed to others. The receiving Party agrees that the disclosing Party’s Confidential Information is and shall at all times remain the property of the disclosing Party. The receiving Party further agrees that, except as expressly provided herein, no grant under the disclosing Party’s Intellectual Property Rights is hereby given or intended, including any license implied or otherwise.

9.1.4 Return of Confidential Information. Upon termination of this Agreement, all Confidential Information transmitted to the receiving Party by the disclosing Party in record bearing media or other tangible form, and any copies thereof made by the receiving Party shall be destroyed or, at the disclosing Party’s written request, returned to the disclosing Party, except that the receiving Party shall be entitled to retain an archive copy of the disclosing Party’s Confidential Information in order to be cognizant of its rights and obligations hereunder. This shall not apply for such information which has been retained by the other Party in order to enjoy the user rights granted hereunder.

9.1.5 Marking. Without limiting the foregoing, all documents, data, and other Deliverables which are or contain Confidential Information or Intellectual Property as provided by this Agreement will be marked only as “Iridium Confidential” or “Iridium Proprietary.” Such documents, data, and other Deliverables will not be marked “Boeing Confidential” or “Boeing Proprietary” or with any similar Seller or third party marking.

9.2 Intellectual Property Rights.

9.2.1 Background Intellectual Property. All Intellectual Property which is owned or controlled by a Party prior to the date of this Agreement, or authored, developed, conceived or first actually reduced to practice contemporaneously with this Agreement, but not arising from the performance of work under this Agreement and/or Task Order (collectively, “Background Intellectual Property”), shall remain the sole and exclusive property of that Party. Unless approved by Iridium in writing, no Seller Background Intellectual Property will be used.

9.2.2 Ownership. Iridium and Seller agree that all Deliverables created by Seller and/or Iridium and related in any way to NEXT (collectively, “Foreground Intellectual Property”), whether or not patentable, shall be owned by Iridium. Notwithstanding the foregoing, ownership rights of Intellectual Property developed under the Block 1 O&M

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Contract prior to the Effective Date of this Agreement shall be as stated in such Agreement in the event of an inconsistency; provided, however, that this Agreement will govern any rights developed after the Effective Date if such Deliverables are applicable to Block 1 and NEXT. To the extent permissible under Title 17 of the US Code, all Foreground Intellectual Property shall constitute a “work made for hire” within the meaning of 17 U.S.C. §101 et seq. If Seller may be entitled to claim any other ownership interest or Intellectual Property Rights in any of the Foreground Intellectual Property, Seller transfers, grants, conveys, assigns, and relinquishes exclusively to Iridium all of Seller’s worldwide right, title, and interest in and to such materials, under applicable Intellectual Property law, in perpetuity or for the longest period otherwise permitted by law. At its standard labor rates, Seller shall execute any documents reasonably requested by Iridium and shall perform any and all further acts reasonably deemed necessary or desirable by Iridium to confirm, perfect or exploit the ownership of the Foreground Intellectual Property by Iridium. If Seller fails to do so, Seller hereby authorizes Iridium and its agents and/or representatives to execute all such documents in Seller’s name and on Seller’s behalf, including filing and/or recording such documents in appropriate governmental or administrative offices anywhere in the world. Iridium may disclose, transfer or license the Foreground Intellectual Property to third parties without the prior written consent of Seller for any purposes including, but not limited to, development, enhancements, improvements, or services. Subject to Article 9.2.1, to the extent that Seller Background Intellectual Property is incorporated into Deliverables, Seller hereby grants to Iridium a non-exclusive, perpetual, worldwide, royalty-free right and license to exercise all Intellectual Property Rights in Seller’s Background Intellectual Property incorporated into the Deliverables for use with NEXT and any successor systems.

9.3 Work with Prime Vendor. The Prime Vendor may choose to provide work to Seller for NEXT implementation. In such event, Seller will follow applicable procedures as directed by Iridium and/or the Prime Vendor. Without limiting the foregoing, the following provisions will apply:

(a) Copies of documents that are the property of Iridium, or a derivative thereof, shall be marked Iridium Proprietary and provided to Iridium concurrently with submission to the Prime Vendor; and

(b) The cover page of documents Boeing delivers to the Prime Vendor shall include the following disclaimer:

“This document contains facts, views, opinions, statements and recommendations of The Boeing Company. Neither Iridium Satellite LLC nor any of its Affiliates

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represent or endorse the accuracy, completeness, reliability of any advice, opinion, statement or other information set forth herein.”

9.4 Intellectual Property Indemnification.

9.4.1 Indemnification by Seller. Seller shall indemnify, defend and hold harmless Iridium, its divisions, subsidiaries, Affiliates, subcontractors, assignees of each, and their respective directors, officers, employees and agents, from and against any and all Claims against Iridium based upon a claim that any Deliverables furnished hereunder by Seller to Iridium infringes the Intellectual Property Rights of a third party except to the extent that infringement results from Iridium provided Intellectual Property, together with all costs and expenses (including attorneys’ fees incident thereto or incident to successfully establishing the right to indemnity), provided that Seller is notified promptly in writing of the suit or proceeding, and at Seller’s request and at its expense, is given control of any action, cause of action, claim, suit or similar action underlying such Claim and Iridium’s reasonable assistance for defense of same. If Seller does not assume control of such action, claim, suit or similar action underlying such Claim, Seller may participate in such defense and Iridium shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of Seller. If the use or sale of any Deliverable furnished hereunder is enjoined as a result of such suit or proceeding, Seller, at its option and at no expense to Iridium, shall obtain for Iridium the right to use said Deliverable, or shall substitute an equivalent Deliverable acceptable to Iridium and extend this indemnity thereto.

9.4.2 Indemnification by Iridium. Iridium shall indemnify, defend and hold harmless Seller, its divisions, subsidiaries, Affiliates, subcontractors, assignees of each, and their respective directors, officers, employees and agents, from and against any and all Claims against Seller based upon a claim that any Intellectual Property furnished hereunder by Iridium to Seller infringes the Intellectual Property Rights of a third party, except to the extent that infringement results from Seller provided Intellectual Property, together with all costs and expenses (including attorneys’ fees incident thereto or incident to successfully establishing the right to indemnity), provided that Iridium is notified promptly in writing of the suit or proceeding and, at Iridium’s request and at its expense, is given control of any action, cause of action, claim, suit or similar action underlying such Claim and Seller’s reasonable assistance for defense of same. If Iridium does not assume control of such action, claim, suit or similar action underlying such Claim, Iridium may participate in such defense and Seller shall have the right to defend the Claim in such manner as it may deem appropriate, at the cost and expense of Iridium.

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9.4.3 Settlement. The Party required to provide indemnification under this Article 9.4 shall obtain the prior written approval of the indemnified Party, which shall not be unreasonably withheld, before entering into any settlement of any Claim or ceasing to defend such Claim if settlement or cessation would cause injunctive or other equitable relief to be imposed on the indemnified Party. A condition to any settlement by the indemnifying Party of a Claim shall be that the indemnified Party is fully released for any liability related to the Claim.

9.5 Access and Security.

9.5.1 Security. Seller shall comply with the security procedures specified from time to time by Iridium.

9.5.2 Without limiting the foregoing, Seller shall comply with the following procedures:

(a) Iridium shall have access to the Serviced Facilities at all times.

(b) Iridium shall have full and unrestricted access to Deliverables and to such Deliverables prior to completion.

(c) All Deliverables in the form of software or other information or technology capable of being placed on a computer shall be placed only on Iridium servers.

ARTICLE 10: ADDITIONAL INDEMNITIES AND INSURANCE

10.1 Indemnification of Iridium by Seller. Seller shall indemnify, defend and hold harmless Iridium, which is defined for the purposes of this Article 10.1 to include its divisions, subsidiaries, Affiliates, subcontractors, assignees of each, and their respective directors, officers, employees and agents, from and against any and all Claims for injury to or death of any person or loss of or damage to any property of any kind of a third party that occurs on the ground, together with all costs and expenses (including attorneys’ fees incident thereto or incident to successfully establishing the right to indemnity), to the extent such injury, death, loss or damage arises out of the gross negligence or willful misconduct of Seller and, in the case of injury to or death of any person or loss of or damage to any property of any kind of a third party [***…***], to the extent such injury, death, loss or damage arises out of the negligence, gross negligence or willful misconduct of Seller; provided, however, that in no event shall Seller be obligated to indemnify, defend or hold harmless Iridium from any and all Claims for injury to or death of any person or loss of or damage to any property of any kind of a third party that [***…***]. Seller’s

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obligations under this indemnity will survive the expiration, termination, completion or cancellation of this Agreement with respect to any Claim arising before such time.

10.2 Insurance Provided by Seller.

(a) Throughout the period performance of this Agreement, Seller shall carry and maintain Commercial General Liability insurance with available limits of not less than [***…***] per occurrence for bodily injury, including death, and property damage combined. Such insurance shall contain coverage for all premises and operations, broad form property damage and contractual liability.

(b) If licensed vehicles will be used by Seller’s employees in the performance of this Agreement, Seller shall carry and maintain Automobile Liability insurance covering all vehicles whether owned, hired, rented, borrowed or otherwise, with available limits of liability of not less than [***…***] per occurrence combined single limit for bodily injury and property damage.

(c) Seller shall maintain insurance in accordance with the applicable laws relating to workers’ compensation with respect to all of their respective employees in the performance of this Agreement, regardless of whether such coverage or insurance is mandatory or elective under the law.

(d) Seller shall provide Iridium with a Certificate of Insurance evidencing the insurance required above upon request.

10.3 Indemnification of Seller by Iridium. Iridium shall indemnify, defend, and hold harmless Seller, which is defined for the purposes of this Article 10.3 to include its divisions, subsidiaries, and Affiliates, subcontractors, the assignees of each, and their respective directors, officers and employees, from and against any and all Claims in excess of the insurance required under Article 10.5, or in the event the insurance is not procured or maintained, does not respond, is not collectible, or is not recoverable for any reason (other than the default of Seller), for: (a) injury to or death of any person, and for loss of, or damage to any property of any kind of a third party; or (b) [***…***], both (a) and (b) to the extent resulting from or in any way relating to the performance of Seller under this Agreement, [***…***], whether or not such injury, death, loss, damage or Claim is due to the negligence of Seller, together with all costs and expenses (including attorneys’ fees incident thereto or incident to successfully establishing the right to indemnity), but excluding injury, death, loss, damage or Claim caused by the gross negligence or willful misconduct of Seller and excluding injury to or death of any person or loss of or damage to any property of any kind of a third party that occurs in the Serviced Facilities to the extent such injury, death, loss or damage arises out of the negligence, gross negligence or willful

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misconduct of Seller. Iridium’s obligations under this indemnity will survive the expiration, termination or completion or cancellation of this Agreement with respect to any Claims arising before such time.

10.4 Risk of Loss. As between the Parties, [***…***] shall retain all risk of loss, and loss of use, of NEXT or any individual NEXT satellite, except in the event of [***…***]. Further, [***…***]. Seller assumes the risk of loss for any direct damage to or loss of the property of Iridium or its Affiliates other than [***…***] to the extent arising out of Seller’s gross negligence or willful misconduct. If Iridium insures against loss of or damage to the NEXT or any individual NEXT satellites, Iridium shall cause the insurers to waive all rights of subrogation against Seller to the maximum extent such waiver is available in the commercial insurance market for the class of insurance procured. If such a waiver, consistent with prevailing insurance practices at the time, is available only at an additional premium which is specifically attributable to obtaining a waiver of all rights of subrogation against Seller, then Seller, at its option, may either pay the additional premium, at no cost to Iridium, or waive and release Iridium from its obligation to obtain waiver of all rights of subrogation. If a waiver is not available at all, then the requirement will no longer apply, and the parties shall negotiate in good faith a mutually acceptable alternative, provided that during negotiations each party shall continue to perform its respective obligations under this Agreement. If the parties are unable to negotiate a mutually acceptable alternative, Seller agrees to transition the Task-Ordered O & M Services under this Agreement to Iridium, including support of the transfer of personnel, consistent with applicable law, and sale of assets, equipment, and software, if any, owned by Seller, at book value.

10.5 Insurance Provided by Iridium. In the event Iridium obtains in-orbit third party liability insurance, such insurance shall name Seller, its divisions, subsidiaries, Affiliates, subcontractors and their respective directors, officers, employees and agents, as additional insureds. Iridium shall cause the insurers who provide in-orbit third party liability insurance for the NEXT Space Segment to waive all rights of subrogation against Seller, its divisions, subsidiaries, Affiliates, subcontractors and their respective directors, officers, employees and agents, to the maximum extent such waiver is available in the commercial insurance market for the class of insurance procured, but to the extent a waiver is not available, this requirement shall no longer apply. Such insurance, if any, shall also provide that the insurers shall give [***…***] days notice to Seller prior to the effective date of cancellation of such insurance. Iridium shall provide Seller with a copy of the in-orbit third party liability insurance policy. Seller shall be responsible and liable to Iridium for any increase in premium for the in-orbit third party liability insurance resulting from Seller’s gross negligence or willful misconduct.

10.6 Insurance Presentations. Seller shall, at no cost or expense to Iridium, support any and all insurance presentations and technical reviews and claims made as requested by Iridium or any of

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its insurance underwriters for any property or liability insurance Iridium may procure with respect to this Agreement or NEXT.

10.7 Inter-Party Waiver. In the event Iridium has agreed to the terms of a no-fault, no-subrogation inter-party waiver of liability pursuant to the terms of the launch services agreement with respect to the NEXT Space Segment whereby the parties to the launch services agreement agree not to make claims against each other for loss of, or damage to, property it sustains and for bodily injury or death of its own employees and to flow down the benefits of such agreement to their respective contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of the launch services agreement and, as a result, Iridium is required to extend such waiver of liability to Seller because Seller is considered to be involved in launch activities, Seller agrees to be bound by such waiver of liability and related indemnity provisions that may be contained in the launch services agreement and to cause its contractors and subcontractors at any tier (including suppliers of any kind) that are considered to be involved in launch activities in the performance of this Agreement, to the extent required by the launch services agreement, to accede to such waiver. Seller shall execute and deliver any instrument that may be reasonably required by the launch services provider to evidence its agreement to be bound by such waiver and shall indemnify, defend and hold harmless Iridium, its divisions, subsidiaries, Affiliates, subcontractors, assignees of each, and their respective directors, officers, employees and agents from and against all claims and liabilities that result from Seller’s failure to comply with such waiver requirement. In no event shall such no-fault, no-subrogation inter-party waiver and related indemnity provisions have any effect on the rights, obligations and liabilities of and between Seller and Iridium under this Agreement. This provision shall be subject to modification, on mutually acceptable terms, to take into consideration any specific requirements of such interparty waiver of liability that may be in addition to or at variance with this paragraph as may be required by the launch services agreement once executed and delivered by the parties to the launch services agreement. In the event the launch services provider under the launch services agreement provides third party liability insurance for the benefit of Iridium and its contractors and subcontractors at any tier (including suppliers of any kind) that are involved in the performance of the launch services agreement, Iridium shall cause the launch services provider to name Seller, its contractors and subcontractors, and the respective employees of each, in each case that are considered to be involved in launch activities in the performance of this Agreement, as additional insureds under such liability insurance and to request the launch services provider to cause the insurers under such third party liability insurance to waive all rights of subrogation against Seller, its contractors and subcontractors, and the respective employees of each, in each case that are considered to be involved in launch activities in the performance of this Agreement to the maximum extent such waiver is available, if at all, in the commercial insurance market for the class of insurance.

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ARTICLE 11: CHANGES

Iridium may issue written change orders at any time requiring reductions or additions to the work required by this Agreement, or by a Task Order; or extending the performance of the work, all within the general scope of this Agreement, by the issuance of a Task Order or by amending an existing Task Order. Seller will use commercially reasonable efforts to accept and implement the proposed change. Within [***…***] days of receipt of such change order, Seller shall notify Iridium if Seller accepts the change order, or if modifications are required. If any such change causes an increase or decrease in the cost of, or the time required for, performance under this Agreement or a Task Order, or otherwise affects any other provisions of this Agreement or a Task Order, whether expressly changed or not changed by any such change order by Iridium, Seller shall inform Iridium about all such changes including changes with respect to price or time of performance, and about such other provisions as may be affected in writing within [***…***] days from the date of receipt by Seller of the notification of such intended change, which will be negotiated by the Parties and the results incorporated into this Agreement and/or any applicable Task Order. Such change orders shall be signed by authorized representatives of Iridium and Seller in accordance with Article 20.

ARTICLE 12: RESERVED

ARTICLE 13: EXPORT REGULATIONS AND OTHER LAWS

13.1 Export Control. This Agreement and transactions hereunder are subject to applicable laws and regulations, including those governing or restricting the export of hardware, software, technical information or other technology or information. Iridium and Seller will:

13.1.1 not export or re-export hardware, software, technical information or other technology or information for which the United States Government requires an export license or other government approval, without first assuring that such license or governmental approval has been obtained;

13.1.2 not export or re-export to any country to which transactions are prohibited by the U.S. Government; and

13.1.3 Seller and Iridium will as necessary apply for export approval(s) for any export or re-export required hereunder. In the event Seller performs Task-Ordered O&M Services or Task-Ordered Engineering Services on behalf of Iridium under this Agreement which requires export approval, Iridium will use its commercially reasonable efforts to apply for such export approval and Seller shall be a signatory to such export approval. Seller shall

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be responsible for all other required export approvals or permits. The Parties shall cooperate with each other to ensure export regulation compliance.

13.2 Permits. Subject to issuance of a Task Order and at Iridium’s expense, Seller will provide reasonable assistance to Iridium for regulatory and other filings or other requirements imposed by United States or foreign law.

ARTICLE 14: TERMINATION

14.1 Termination of the Agreement.

14.1.1 Termination for Default. This Agreement may be terminated by either Party if the other Party breaches a material obligation under this Agreement and such breach is not cured within [***…***] days after the non-breaching Party’s delivery of written notice of such breach to the breaching Party (provided that such non-breaching Party is not then in breach of a material obligation under this Agreement). The non-breaching Party shall give the breaching Party notice not less than [***…***] days prior to the effective date of the termination.

14.1.2 Termination for Convenience. Iridium may terminate this Agreement at any time for convenience and without cause effective on or after June 30, 2019, at no cost to Iridium except as set forth in Article 14.2.3. Iridium shall give notice to Seller no less than [***…***] days prior to the effective date of the termination.

14.1.3 [***…***].

(a) [***…***].

(b) [***…***].

(c) [***…***].

(d) [***…***].

14.1.4 Termination Upon Cancellation of NEXT. If Iridium cancels NEXT, Article 14.1.2 shall not apply and this Agreement shall immediately terminate. Iridium will pay to Seller any unbilled payments through the period of performance specified in the termination notice; provided, however, that Seller shall have used commercially reasonable efforts to mitigate such costs. No other termination costs will be due to Seller. Without limiting the foregoing, in no event shall Seller be entitled to receive any termination for convenience payment contemplated by Article 14.1.2 in the event this

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Agreement is terminated pursuant to this Article 14.1.4. This Article 14.1.4 does not affect the Block 1 O&M Contract regarding termination of NEXT (Article 1.6 of the Block 1 O&M Contract).

14.2 Termination of a Task Order.

14.2.1 Termination by Mutual Agreement. A Task Order or a sub-task thereunder may be terminated at any time upon mutual written consent of Iridium and Seller. In the event of termination, Seller shall be paid for all labor hours expended and actual other direct costs incurred by Seller in delivering the Deliverables through the date of termination.

14.2.2 Termination for Default. Without limiting a Party’s right to terminate this Agreement, a Task Order or a sub-task thereunder may be terminated by either Party if the other Party breaches a material obligation under such Task Order or sub-task and such breach is not cured within [***…***] days after the non-breaching Party’s delivery of written notice of such breach to the breaching Party or (if the breach is not one which is capable of being cured within [***…***] days the breaching Party has failed to commence to cure the breach within [***…***] days from notice or failed to continue to do so diligently, or in any event, if the breach is not cured within [***…***] days (provided that such non-breaching Party is not then in breach of a material obligation under such Task Order). If the Task Order or sub-task being terminated hereunder was exclusive to Seller, Seller shall lose such exclusivity and Iridium shall have the rights to procure such terminated services from a third-party.

14.2.3 Termination for Convenience. Subject to Seller’s [***…***] as set forth in Article 2.4 of this Agreement and upon not less than [***…***] days written notice, Iridium may notify Seller of Iridium’s election to terminate a Task Order or sub-task for the convenience of Iridium, and Iridium shall pay Seller for all labor hours expended and actual other direct costs incurred by Seller in creating the Deliverables through the date of termination for convenience. Notwithstanding the foregoing, in no event shall such payment, when combined with all applicable payments previously made by Iridium under the Task Order, exceed the total value of the Task Order or sub-task.

14.3 Limitation. The Party giving reason for terminating any Task Order or sub-task hereunder shall in no manner whatsoever be liable, obligated or indebted to the other Party for any amount that exceeds the agreed price authorized as of the date of termination, less actual amounts paid to the other Party.

14.4 Continuing Obligations. The provisions of Articles 7 (Warranty), 9 (Confidentiality, Security and Intellectual Property), 10 (Additional Indemnities and Insurance), 13 (Export

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Regulations and Other Laws), 14.5 (Transition Services), 17 (Dispute Resolution), 18 (Governing Law), 19 (Limitation of Liability), 20 (Authorized Representatives and Notices), 21 (Assignment), and 22 (General Provisions) survive termination of this Agreement.

14.5 Transition Services. In the event of termination of this Agreement for any reason, then, if requested in writing by Iridium, Seller shall provide transition services to Iridium and/or a third party from the notification date until the effective date of termination of this Agreement, in a timely and safe manner, as defined in a Task Order (such efforts by Seller, the “Transition Services”). The Transition Services shall include, without limitation: (a) support Transition Services planning; (b) access by a third party to work when and as performed; (c) deliver of all data and documentation to Iridium or a third party as directed by Iridium; (d) training of Iridium and/or its third party on all processes, equipment and capabilities associated with operating and maintaining NEXT; and (e) answering all technical and operational questions.

ARTICLE 15: FORCE MAJEURE

Neither Party will be liable for any failure or delay in performing an obligation under this Agreement that is due to causes beyond its reasonable control, such as, without implied limitation: natural catastrophes, governmental acts or omissions including non-approval of an export license, change of or implementation of new laws or regulations, transportation stoppages or slowdowns or the inability to procure parts or materials. Such delay nevertheless shall not be excusable if the parts or materials were obtainable from other sources in sufficient time. A Party’s labor strikes or difficulties are explicitly excluded as force majeure conditions. If any force majeure condition occurs, the Party delayed or unable to perform shall give immediate notice to the other and shall proceed with reasonable diligence to remedy the consequences of the force majeure event. Notwithstanding the foregoing, in the event the supplying Party is delayed in delivery of Deliverable as a result of an event of force majeure for a period of more than three (3) months, the other Party may terminate the relevant Task Order.

ARTICLE 16: CONTENT AND ORDER OF PRECEDENCE

16.1 Content. The following documents are hereby incorporated into and made a part of this Agreement with the same force and effect as the provisions as stated in this Agreement.

(a) Annex A Labor Category Descriptions

(b) Annex B Task Order Format, and any Task Orders issued hereunder

16.2 Order of Precedence. In the event of any inconsistency among or between this Agreement, the Annexes to this Agreement, including Task Orders, such inconsistency shall be resolved by giving precedence in the order set forth below:

(a) Articles 1 through 22 of this Agreement;

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(b) Annexes to this Agreement; and

(c) Task Orders.

Notwithstanding the foregoing, that if a Task Order expressly provides that such Task Order or any provision thereof shall take precedence over this Agreement (Articles 1 through 22, excluding Article 19, and/or the Annexes), such Task Order or the applicable provision(s) thereof shall take precedence over Articles 1 through 22, excluding Article 19, and/or the Annexes, as applicable. In no event shall a Task Order take precedence over Article 19 hereof.

ARTICLE 17: DISPUTE RESOLUTION

17.1 Dispute Resolution

17.1.1 Resolution Process. In the event any controversy or claim (a “Dispute”) arises in connection with any provision of this Agreement, the Parties’ respective designated representatives shall attempt to resolve the Dispute. If such Dispute cannot be promptly resolved, the Parties’ designated representatives at the level of Seller’s Executive Director and Iridium’s Vice President shall discuss and endeavor to resolve such Dispute within [***…***] days after referral of the Dispute to them. If the Parties have resolved the Dispute, the Parties shall execute a Dispute resolution report and each Party shall commence the resolution of the Dispute in accordance therewith. In the event the Parties have failed to resolve the Dispute within [***…***] days after the referral of the Dispute to them, the Parties shall refer the Dispute to the Parties’ designated representatives at Seller’s Senior Executive Director and Iridium’s Executive Vice President for resolution (“Senior Party Representatives”). Such Senior Party Representatives’ determination of a resolution with respect to any Dispute shall be final and binding on the Parties. In the event the Senior Party Representatives have failed to resolve the Dispute within [***…***] days after the referral of the Dispute to it, the Parties may escalate the Dispute to Seller’s Division Vice President and Iridium’s Chief Executive Officer for resolution (“Executive Party Representatives”).

17.1.2 Legal Action. If any Dispute, other than a dispute involving a claim of breach under Article 9.1 hereof, arises between the Parties, and the disputed matter has not been resolved by the Executive Party Representatives within [***…***] days after such dispute has been referred to it, or such longer period as agreed to in writing by the Parties, and without regard to whether either Party has contested whether these procedures, including the duty of good faith, have been followed, each Party shall have the right to commence any legal proceeding as permitted by law. Neither Party shall be obligated to comply with this Article 17.1.2 in regard to breaches of Article 9.1 hereof or for any other breach as to which injunctive relief is sought.

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17.1.3 No Termination or Suspension of Deliverables. Notwithstanding anything to the contrary contained herein, and even if any Dispute or other dispute arises between the Parties and regardless of whether or not it requires at any time the use of the dispute resolution procedures described above, in no event nor for any reason shall Seller interrupt the provision of Deliverables to Iridium or any obligations related to Transition Services, disable any hardware or software used to provide Deliverables, or perform any other action that prevents, impedes, or reduces in any way the provision of Deliverables or Iridium’s ability to conduct its activities, unless: (i) authority to do so is granted by Iridium or conferred by a court of competent jurisdiction; or (ii) the Agreement has been terminated pursuant to Article 14.1 hereof or the Term has expired and Transition Services satisfactory to Iridium have been completed.

17.1.4 No Limitation on Iridium Remedies for Default. The procedure described in this Article 17.1 shall not be deemed to limit either Party’s rights under Article 14.1.2 in connection with a breach of a material obligation under this Agreement by the other Party.

ARTICLE 18: GOVERNING LAW

This Agreement will be interpreted under and governed by the laws of the State of New York, U.S.A., except that New York choice of law rules shall not be invoked for the purpose of applying the law of another jurisdiction.

ARTICLE 19: OTHER LIMITATIONS OF LIABILITY

19.1 Allocation of Risks. THE PARTIES TO THIS AGREEMENT EXPRESSLY RECOGNIZE THAT COMMERCIAL SPACE VENTURES INVOLVE SUBSTANTIAL RISKS AND RECOGNIZE THE COMMERCIAL NEED TO DEFINE, APPORTION AND LIMIT CONTRACTUALLY ALL RISKS ASSOCIATED WITH THIS COMMERCIAL SPACE VENTURE. THE WARRANTIES, OBLIGATIONS, AND LIABILITIES OF SELLER AND IRIDIUM, AND THE REMEDIES OF SELLER AND IRIDIUM, AND THE LIMITATIONS OF LIABILITY SET FORTH IN THIS AGREEMENT FULLY REFLECT THE PARTIES’ NEGOTIATIONS, INTENTIONS, AND BARGAINED-FOR ALLOCATION OF THE RISKS ASSOCIATED WITH THIS COMMERCIAL SPACE VENTURE.

19.2 Exclusive Remedies. THE SOLE REMEDIES OF SELLER AND IRIDIUM FOR ANY CLAIMS AGAINST THE OTHER PARTY (AND ITS AFFILIATES, SUBCONTRACTORS, AGENTS AND REPRESENTATIVES) WITH RESPECT TO ALL CLAIMS OF ANY KIND, WHETHER IN CONTRACT, WARRANTY, STRICT LIABILITY, TORT, OR OTHERWISE, AND WHETHER ARISING BEFORE OR AFTER DELIVERY OF ANY DELIVERABLE, FOR ANY LOSSES ARISING OUT OF OR RELATED TO THIS AGREEMENT OR ANY

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TASK ORDER ARE LIMITED TO [***…***], WHICH ARE IN LIEU OF ANY OTHER REMEDIES AT LAW OR IN EQUITY.

19.3 Limitations and Forums. The limitations of liability specified in this Agreement will apply regardless of the forum in which the Claim is brought, whether in court or in arbitration or by notice to Seller to remedy a defect, or whether it is paid as a result of a settlement. Once one Party has paid the other Party an amount equal to the limit of its liability, then such other Party will not have any further right to receive money from the claiming Party for any Claim.

19.4 Limitation on Damages. EXCEPT PURSUANT TO INDEMNIFICATION PROVISIONS IN ARTICLES 9.4 10.1 AND 10.3, NEITHER SELLER NOR IRIDIUM SHALL HAVE ANY OBLIGATION OR LIABILITY TO THE OTHER HEREUNDER FOR ANY PUNITIVE, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE, OR IMPUTED NEGLIGENCE) OR OTHERWISE, WHETHER FORESEEABLE OR NOT.

For the purposes of this Article 19, the term “Seller” and the term “Iridium” includes their respective divisions, subsidiaries, Affiliates, subcontractors and their respective directors, officers, employees and agents.

ARTICLE 20: AUTHORIZED REPRESENTATIVES AND NOTICES

20.1 Authorized Representatives. The representatives of Iridium and Seller authorized to make changes to this Agreement, to sign contractual documents, and to receive Notices under Article 20.2 are the following authorized representatives (or their designated representatives):

Iridium	Seller
John Brunette	Danny White
Chief Legal & Administrative Officer	Contract Manager

Scott Smith

Executive Vice President, NEXT

John Roddy

Executive Vice President, Global Operations and Product Development

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20.2 Notices. Any notice to be given hereunder shall be in writing and shall be sent by a nationally recognized overnight courier (e.g., Federal Express), or per facsimile transmission, to the Parties at the following addresses:

If to Iridium:

Iridium Satellite LLC

2030 East ASU Circle

Tempe, Arizona 85284

Attn: Scott Smith, Executive Vice President, NEXT

Tel No: [***…***]

Fax No: [***…***]

Copy to:

Iridium Satellite LLC

1750 Tysons Boulevard, Suite 1400

McLean, VA 22102

Attn: Chief Legal & Administrative Officer

Tel No: [***…***]

Fax No: [***…***]

If to Seller:

The Boeing Company

13100 Space Center Blvd.

Houston, TX 77059

Attn: Danny White, Contract Manager

[***…***]

Tel No: [***…***]

Fax No: [***…***]

Any notice to be provided by either Party shall be signed by an authorized representative of that Party in accordance with this Article 20. Either Party may change its aforementioned representatives at any time by providing written notice to the other Party.

ARTICLE 21: ASSIGNMENT

21.1 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by either of the Parties hereto without the prior written consent, which shall not be

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unreasonably withheld, of other Party hereto, and any such assignment without such prior written consent shall be null and void, except:

21.1.1 Notwithstanding the foregoing, Iridium may, assign or transfer this Agreement or all its rights, duties, or obligations hereunder with written notice to Seller, but without requiring Seller’s approval: (i) to an Affiliate of Iridium that has equivalent or greater financial resources as Iridium; (ii) to any entity which, by way of merger, consolidation, or any similar transaction involving the acquisition of substantially all the stock, equity or the entire business assets of Iridium succeeds to the interests of Iridium; provided in either case the assignee, transferee, or successor to Iridium has expressly assumed all the obligations of Iridium and all terms and conditions applicable to Iridium under this Agreement and has equivalent or greater financial resources as Iridium; (iii) to any designee or customer of Iridium or any Affiliate thereof provided that Iridium remains primarily liable to Seller for any payment obligation hereunder; or (iv) to any Affiliate of Iridium not meeting the requirements of items (i) or (iii), provided that Iridium provides to Seller an Affiliate guarantee addressing the payment obligations of the relevant Iridium Affiliate in a form reasonably agreed by Seller.

21.1.2 Notwithstanding the foregoing, Seller may, assign or transfer this Agreement or all its rights , duties, or obligations hereunder with written notice to Iridium, but without requiring Iridium’s approval: (i) to a corporation or other entity that results from any merger, reorganization, or acquisition of Seller; (ii) to a corporation or other entity that acquires substantially all the assets of Seller; (iii) its rights to receive money may be assigned to a third party; and (iv) to any wholly-owned subsidiary of Seller provided that Seller will remain fully and solely responsible to Iridium for all responsibilities of Seller under the Agreement.

21.2 Lender Requirements. Subject to the restrictions and conditions set forth in Article 9.1, Seller shall use reasonable efforts to provide to any of Iridium’s lenders or financing entities any information that such lender or financing entity reasonably requires and shall reasonably cooperate with such lender or financing entity and Iridium to implement such financing. Seller agrees to negotiate in good faith and issue such documents as may be reasonably required by any Iridium lender or financing entity to implement such financing, including a contingent assignment of this Agreement to such lender or financing entity, under terms reasonably acceptable to Seller, but in no event shall Seller be obligated to agree to anything (including agreement to make modification to this Agreement) that would impair, create a risk to, or otherwise prejudice its rights and benefits hereunder or increase its liabilities or obligations hereunder.

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ARTICLE 22: GENERAL PROVISIONS

22.1 Entire Agreement. This Agreement, together with all Annexes hereto and all Task Orders issued hereunder, constitutes the entire agreement between the Parties and supersedes all prior understandings, commitments, and representations with respect to the subject matter hereof.

22.2 Amendments. This Agreement may not be amended, modified, or terminated, other than as specifically provided herein, and none of its provisions may be waived, except in writing signed by an authorized representative of both Parties in accordance with Article 20. The failure by either Party to exercise any of its rights in one instance will not be deemed a waiver of such rights in the future or a waiver of any other rights under this Agreement or under a Task Order.

22.3 Severability. In the event any part of this Agreement is declared legally invalid or unenforceable by an authorized judicial body, this Agreement shall be ineffective only to the extent of such invalidity or unenforceability, and such invalidity or enforceability shall not affect the remaining provisions of this Agreement, and the Parties shall negotiate in good faith to replace the invalid or unenforceable provision(s) with a provision that is valid and enforceable and come nearest to the intention of the Parties underlying the invalid or unenforceable provisions.

22.4 Interpretation. This Agreement is the result of negotiation between the Parties. The Parties agree that neither Party shall be deemed to be the drafter of this Agreement, and further that in the event that this Agreement is ever construed by a court of law, such court shall not construe this Agreement or any provision of this Agreement against either Party as the drafter of this Agreement. Except as expressly set forth in this Agreement, neither Seller nor Iridium has relied on the representations of the other Party in entering into this Agreement. Iridium and Seller are knowledgeable commercial Parties in the subject matter of this Agreement, which the Parties negotiated at arms’ length.

22.5 Relationship of the Parties. This Agreement shall not constitute, give effect to, or otherwise imply a joint venture, partnership, or formal business organization of any kind between the Parties, and the rights and obligations of both Parties shall be only those expressly set forth herein.

22.6 Independent Contractors. In performing any obligation created under this Agreement, the Parties agree that each Party is acting as an independent contractor and not as an employee or agent of the other Party. Neither Party has any authority hereunder to assume or create any obligation or responsibility, expressed or implied, on behalf or in the name of the other Party or to bind the other Party in any way whatsoever.

22.7 Release of Information.

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22.7.1 Except as may be required by applicable law or by the rules of any national securities exchange or registered securities association, neither Party shall, without the prior written consent of other, which consent shall not be unreasonably withheld: (a) use the name and trademarks of the other Party or any of its employees, or any adaptation thereof, in any publicity, advertising, press releases, marketing activities, annual reports, in-house newspapers, promotional or sales literature, or on any web site; or (b) use the other Party’s or any of its employees as a reference in any manner whatsoever to promote the Party’s products and capabilities.

22.7.2 Notwithstanding Article 22.7.1 above, Iridium may use any Deliverable reports prepared by Seller, in their original form only, to seek financial investors, or in any prospectus, or in any financing application, or in public or private securities offering, or in any merger, sale or similar capital transaction, or as a part of any documents submitted to the U.S. Government or foreign governments.

22.8 Employee Non Solicitation. Each Party agrees that, for the entire period of this Agreement term, and continuing for one (1) year after the termination or completion of this Agreement (as it may be extended or otherwise amended), neither Party shall directly or through any recruiting agency, headhunter or similar entity or person acting on its behalf, solicit or recruit any employee of the other Party (which as to Seller means only employees then currently assigned to do work under the Block 1 O&M Contract and this Agreement). If any employee should freely resign from a Party, and provided that the other Party had not previously solicited or recruited such employee, then such other Party will be free of this restriction. This Article 22.8 shall survive this Agreement’s termination.

This Agreement, including all Annexes hereto, is agreed to and accepted by each Party as of the date of execution by each Party as shown below.

IRIDIUM SATELLITE LLC		THE BOEING COMPANY

By:	/s/ John Brunette	By:	/s/ Danny White

Name:	John Brunette	Name:	Danny White

Title:	Chief Legal & Administrative Officer	Title:	Contract Manager

Date:	July 21, 2010	Date:	July 21, 2010

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ANNEX A—LABOR CATEGORY DESCRIPTIONS

Rate Code 1 – [***...***]

[***. . .***].

Rate Code 2 – [***...***]

[***. . .***].

Rate Code 3 – [***...***]

[***. . .***].

Rate Code 4 – [***...***]

[***. . .***].

Rate Code 5 – [***...***]

[***. . .***].

Rate Code 6 – [***...***]

[***. . .***].

Rate Code 7 – [***...***]

[***. . .***].

Rate Code 8 – [***...***]

[***. . .***].

Rate Code 9 – [***...***]

[***. . .***].

Rate Code 10 – [***...***]

[***. . .***].

Rate Code 11 – [***...***]

[***. . .***].

Rate Code 12 – [***...***]

[***. . .***].

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ANNEX B- SAMPLE TASK ORDER FORMAT

1.	Agreement Reference: Iridium NEXT Support Services Agreement, dated [TBD].

2.	Task Order No:

3.	Effective Date of Task Order:

4.	Task Title:

5.	Referenced Document:

6.	Task Description/ Scope of Work/ Technical Requirements:

Seller shall provide the personnel, services, materials, equipment, and facilities necessary for the proper accomplishment of the following Task: [INSERT DESCRIPTION/SOW ATTACHMENT]

7.	Task Deliverables and Due Dates:

Seller shall complete and submit the following Deliverables to Iridium:

No.	Deliverable	Description	Due Date

8.	Period of Performance:

[Beginning Date] through [Ending Date], unless extended by the Parties in a written amendment to this Task Order.

9.	Travel Required:

10.	Completion/Acceptance Criteria:

Acceptance of any services or Deliverables hereunder and completion of this Task Order will occur upon: 1) Iridium’s receipt of all Deliverables specified above and verification that such Deliverables are in conformance with the requirements of this Task Order; and 2) Iridium’s verification that the following additional services have been completed in conformance with the requirements of this Task Order:

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Service	Completion / Acceptance Criteria

11.	Key Personnel

It is understood that the Key Personnel listed below and assigned to this work are important to its overall success and shall not be reassigned or replaced except upon prior notice to and concurrence of Iridium. Seller shall replace Key Personnel in accordance with Article 2.1.4 of this Agreement.

[Insert key personnel names]

Required Materials:

12.	Required Iridium Furnished Items and/or Documentation:

13.	NTE Price:

A.	The efforts under this Task Order will be performed on a Time & Material basis pursuant to the terms of the Agreement with a total NTE Price of xxx Dollars ($xx,xxx.xx). Seller shall not invoice for and Iridium shall not be responsible to pay expenses that exceed the NTE Price without the express written consent of Iridium.

B.	Authorized labor hours by labor category are as follows:

Labor Category	Authorized Hours	Hourly Rate	Total

14.	Supplemental Terms and Conditions

IRIDIUM SATELLITE LLC	THE BOEING COMPANY

By:	By:
Name:	Name:
Title:	Title:

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Date:	Date:

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